UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2014, the Board of Directors (the “Board”) of the TG Therapeutics, Inc. (the “Company”) appointed Kenneth Hoberman to the Board. Mr. Hoberman will serve as a director until his term expires at the 2015 annual meeting of stockholders, at which time he will stand for election by the Company’s stockholders. Mr. Hoberman will serve as a member of the Company’s Compensation Committee. The Board announced Mr. Hoberman’s appointment via press release on December 17, 2014. A copy of the press release is being filed as Exhibit 99.1 and incorporated in this Item by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press Release of TG Therapeutics, Inc., dated December 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: December 17, 2014	By:	/s/ Sean A. Power
Sean A. Power Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of TG Therapeutics, Inc., dated December 17, 2014.